Public Service Enterprise Group PSEG Earnings Conference Call 2 nd Quarter 2019 July 30, 2019 EXHIBIT 99.1

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,”
“should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-
looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our 2018 Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to:
Forward-Looking Statements
2
All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows.
Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended.
•
fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;
•
our ability to obtain adequate fuel supply;
•
any inability to manage our energy obligations with available supply;
•
PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned;
•
increases in competition in wholesale energy and capacity markets;
•
changes in technology related to energy generation, distribution and consumption and customer usage patterns;
•
economic downturns;
•
third-party credit risk relating to our sale of generation output and purchase of fuel;
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements;
•
changes in state and federal legislation and regulations, and PSE&G’s ability to recover costs and earn returns on authorized investments;
•
the impact of any future rate proceedings;
•
risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks;
•
the impact on our New Jersey nuclear plants if such plants are not selected to participate in future Zero Emission Certificate (ZEC) programs or if adverse changes are made to the capacity market construct;
•
adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning;
•
changes in federal and state environmental regulations and enforcement;
•
delays in receipt of, or an inability to receive, necessary licenses and permits;
•
adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry;
•
changes in tax laws and regulations;
•
the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends;
•
lack of growth or slower growth in the number of customers or changes in customer demand;
•
any inability of PSEG Power to meet its commitments under forward sale obligations;
•
reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity;
•
any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects;
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers;
•
our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest;
•
any inability to recover the carrying amount of our long-lived assets and leveraged leases;
•
any inability to maintain sufficient liquidity;
•
any inability to realize anticipated tax benefits or retain tax credits;
•
challenges associated with recruitment and/or retention of key executives and a qualified workforce;
•
the impact of our covenants in our debt instruments on our operations; and
•
the impact of acts of terrorism, cybersecurity attacks or intrusions.

PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in
addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).
Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating
Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM)
accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating
Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears.
Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP
Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted
EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income/(Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-
GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.
GAAP Disclaimer
These
materials
and
other
financial
releases
can
be
found
on
the
PSEG
website
at
https://investor.pseg.com.
From
time
to
time,
PSEG,
PSE&G
and
PSEG
Power
release
important
information
via
postings
on
their
corporate
website
at
https://investor.pseg.com.
Investors
and
other
interested
parties
are
encouraged
to
visit the corporate website to review new postings. The “Email Alerts” link at https://investor.pseg.com may be used to enroll to receive automatic email alerts and/or
Really
Simple
Syndication
(RSS)
feeds
regarding
new
postings
at
https://investor.pseg.com/rss.

PSEG 2019 Q2 Review Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Q2 2019
Second Quarter Highlights
Net Income per share of $0.30 in Q2 2019 vs. $0.53 in Q2 2018
Non-GAAP Operating Earnings* per share of $0.58 in Q2 2019 vs. $0.64 in Q2 2018
PSE&G results benefitted from increased investment in utility infrastructure and rate relief
PSEG Power results impacted by lower market prices and capacity revenues partly offset by Zero Emission Certificate (ZEC) revenues, higher generation volumes and cost control
Operational Excellence
PSE&G achieved top quartile performance among large utilities in the East in JD Power’s
2019 Electric Utility Residential Customer Satisfaction Study
PSEG Power placed into service Bridgeport Harbor 5;
Nuclear achieved an average capacity factor of 91% in the first half of 2019
Disciplined Capital Investment
Powering Progress initiatives:
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).
5
PSEG Power announced agreement to sell its ownership interest in the Keystone and
Conemaugh
coal
generation
facilities
—
Agreement
in
principle
reached
in
Energy
Strong
(ES)
II
—
Agreement
in
principle
reached
to
extend
Clean
Energy
Future
–
Energy
Efficiency
(CEF-EE)
—
CCGT construction program concluded with Bridgeport Harbor 5 commercial operation

PSEG Q2 Results Summary
Quarter ended June 30

$ millions (except EPS)
2019
2018
Net Income
$      153
$     269
Reconciling Items
141
56
Operating Earnings (non-GAAP)*
$      294
$     325
EPS from Net Income
$     0.30
$    0.53
EPS from Operating Earnings (non-GAAP)*
$     0.58
$    0.64
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG First Half Results Summary
Six Months ended June 30

$ millions (except EPS)
2019
2018
Net Income
$      853
$     827
Reconciling Items
(12)
(10)
Operating Earnings (non-GAAP)*
$      841
$     817
EPS from Net Income
$     1.68
$    1.63
EPS from Operating Earnings (non-GAAP)*
$     1.66
$    1.61
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG -
Regulatory and Policy Initiative Update
ES II Agreement in Principle
PSE&G reached an agreement in principle in the ES II infrastructure filing enabling the continuation of increasing resiliency and improving the reliability of NJ’s critical energy infrastructure
PSEG’s
Priorities
Aligned
with
Advancing
New
Jersey’s
Clean
Energy
Agenda
PSEG Power’s three NJ nuclear plants awarded ZECs to help preserve NJ’s primary supply of zero-carbon electricity
PSE&G
reached
an
agreement
in
principle
to
extend
the
CEF-EE
matter
into
2020
and
to
authorize,
in
the
interim,
work
on
four
of
its
existing
Energy
Efficiency
programs
to
continue
for
an
additional
year
NJBPU
awarded
New
Jersey’s
first
offshore
wind
generation
solicitation
to
Ørsted’s
1,100
MW Ocean Wind project;
PSEG expects to make a decision on option to pursue an equity interest in the coming months
NJBPU issued draft Energy Master Plan (EMP) in June, final EMP expected by year-end 2019
PSEG Powering Progress
PSEG Power’s generating fleet has reduced its carbon emission intensity by more than 40% since 2005 and is about half the emission intensity compared to the country overall
PSEG
committed
to
a
goal
of
reducing
CO2
emissions
by
PSEG
Power’s
generating
fleet
by
80%
from
2005 levels
by
2046,
with
a
vision
for
net-zero
CO2
emissions
by
2050
PSEG committed to reporting annually on sustainability and climate using the Task Force on Climate-related
Financial Disclosures framework starting in 2020, coinciding with PSEG issuing its first Climate Report
FERC/PJM Wholesale Market Reforms Underway
FERC continues to consider reforms to PJM’s capacity market to accommodate state supported resources and to address price suppression
PJM to postpone the 2022/2023 capacity auction pending a final FERC order on capacity market rule changes

Ongoing investment in utility infrastructure
and implementation of 2018’s distribution rate case settlement drive increase in earnings
Non-GAAP
Operating
Earnings*
Contribution
by
Subsidiary
2018 Actual and 2019E Guidance
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).
**Based
on
the
mid-point
of
2019
non-GAAP
Operating
Earnings
guidance
of
$3.15
-
$3.35
per
share.     E = Estimate.
2018
2019E**
PSE&G
PSEG Power
PSEG Enterprise/Other
$3.12
$3.15 -
$3.35E
PSE&G
represents
approximately
75% of 2019
Operating
Earnings
Guidance
PSEG –
Re-affirming 2019 Guidance

PSEG 2019 Q2 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG –
Q2 Results by Subsidiary
Net Income/(Loss)
2019
2018
Change
PSE&G
$  0.45
$  0.46
$ (0.01)
PSEG Power
$ (0.08)
$  0.08
$ (0.16)
PSEG Enterprise/Other
$ (0.07).
$ (0.01)
$ (0.06)
Total PSEG
$  0.30
$  0.53
$ (0.23)
Non-GAAP Operating Earnings*
2019
2018
Change
PSE&G
$  0.45
$  0.46
$ (0.01)
PSEG Power
$  0.13
$  0.16
$ (0.03)
PSEG Enterprise/Other
$       -
.
$  0.02
$ (0.02)
Total PSEG*
$  0.58
$  0.64
$ (0.06)
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other.
PSEG Q2 EPS Summary –
Quarter ended June 30

PSEG EPS Reconciliation –
Q2 2019 versus Q2 2018
ZECs  0.05
Capacity  (0.01)
Re-contracting
& Market  (0.03)
Volume  0.01
Gas Operations
(0.02)
Depreciation  (0.02)
Interest Expense
(0.02)
Taxes & Other
0.01
12
Transmission  0.04
Gas Margin  0.02
Weather  (0.01)
Distribution O&M
(0.01)
Distribution
Depreciation & Interest
(0.02)
Distribution
Non-Operating
Pension/OPEB
0.01
Distribution
Taxes & Other
(0.04)
Interest Expense
& Absence of
One-Time
Investment
Income
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
$0.53
$0.64
$0.58
$0.30
(0.01)
(0.03)
(0.02)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
Q2 2018
Net Income
Q2 2018
Operating
Earnings
(non-GAAP)*
PSE&G
PSEG Power
PSEG
Enterprise/
Other
Q2 2019
Operating
Earnings
(non-GAAP)*
Q2 2019
Net Income

PSEG –
First Half Results by Subsidiary
Net Income/(Loss)
2019
2018
Change
PSE&G
$  1.24
$  1.09
$  0.15
PSEG Power
$  0.51
$  0.54
$ (0.03)
PSEG Enterprise/Other
$ (0.07)
$       -
$ (0.07)
Total PSEG
$  1.68
$  1.63
$  0.05
Non-GAAP Operating Earnings*
2019
2018
Change
PSE&G
$  1.24
$  1.09
$  0.15
PSEG Power
$  0.42
$  0.49
$ (0.07)
PSEG Enterprise/Other
$       -
$  0.03
$ (0.03)
Total PSEG*
$  1.66
$  1.61
$  0.05
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other.
PSEG First Half EPS Summary –
Six Months ended June 30

PSEG EPS Reconciliation –
First Half 2019 versus First Half 2018
ZECs 0.05
Capacity  0.04
Re-contracting &
Market
(0.11)
Volume  0.02
Gas Operations
(0.03)
O&M  0.01
Depreciation  (0.04)
Interest Expense
(0.04)
Taxes & Other
0.03
14
Transmission  0.07
Gas Margin  0.10
Electric Margin  0.01
Distribution
Depreciation & Interest
(0.05)
Distribution
Non-Operating
Pension/OPEB
0.02
Interest Expense
& Absence of
One-Time
Investment
Income
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
Note:  Prior quarter results may not add due to rounding.
$1.63
$1.61
$1.66
$1.68
0.15
(0.07)
(0.03)
$0.00
$0.30
$0.60
$0.90
$1.20
$1.50
$1.80
YTD 2018
Net Income
YTD 2018
Operating
Earnings
(non-GAAP)*
PSE&G
PSEG Power
PSEG
Enterprise/
Other
YTD 2019
Operating
Earnings
(non-GAAP)*
YTD 2019
Net Income

PSE&G 2019 Q2 Review

$0.46
$0.45
0.05
(0.06)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Q2 2018
Net
Income
Q2 2019
Net
Income
PSE&G EPS Reconciliation –
Q2 2019
versus Q2 2018
Transmission  0.04
Gas Margin  0.02
Weather
(0.01)
Distribution O&M
(0.01)
Distribution
Depreciation & Interest
(0.02)
Distribution
Non-Operating
Pension/OPEB  0.01
Distribution Taxes & Other
(0.04)

169
791
2,814
84
1,351
2,731
182
925
3,009
0
500
1,000
1,500
2,000
2,500
3,000
3,500
April
May
June
2019
2018
Normal
PSE&G
–
Q2
Weather
Summary
Q2 2019 vs. Q2 2018 vs. Q2 Normal
PSE&G Monthly Weather Summary
17
Monthly
Temperature
Humidity
Index
(THI)
303
127
2
481
67
13
350
126
14
0
200
400
600
April
May
June
2019
2018
Normal
Monthly
Heating
Degree
Days
(HDD)
Q2 2019 heating degree days were
~23% lower than Q2 2018
and ~12% lower than normal
Q2 2019 temperature-humidity index
was ~9% lower than Q2 2018
and ~8% lower than normal

PSE&G –
Q2 Highlights
ES II agreement in principle reached with NJBPU Staff, Rate Counsel and other parties;
multi-year, $842 million investment program with annual spending comparable to ES I
Reached an agreement in principle to extend the CEF-EE matter into 2020 and to authorize, in the interim, work on four of its existing Energy Efficiency programs to continue for an additional year
NJBPU issued draft EMP in June; final EMP slated for YE 2019 following additional stakeholder meetings August 8 and September 12
Operations
PSE&G invested $1.3 billion in the first half of 2019 as part of 5-year, $12 -
$14.5 billion
capital program expected to produce 7.5% -
8.5% annual growth in rate base
PSE&G year-to-date earnings of $1.24 per share increased 13.8% vs. $1.09 per share in the first half of 2018
In May, PSE&G issued $375 million of 10-year Medium-Term Notes (MTNs) at 3.20% and
$375 million of 30-year MTNs at 3.85% and, in June, retired $250 million of 1.80% MTNs
PSE&G 2019 earnings guidance remains unchanged at $1,200 -
$1,230 million
Financial
For the trailing 12-months ended June 30, weather-normalized electric & gas sales were flat
PSE&G achieved top quartile performance among large utilities in the East in JD Power’s
2019 Electric Utility Residential Customer Satisfaction Study

Regulatory and Market
Environment

PSEG Power 2019 Q2 Review

PSEG Power EPS Reconciliation –
Q2 2019 versus Q2 2018
$0.08
$0.16
$0.13
($0.08)
0.00
(0.03)
($0.10)
($0.05)
$0.00
$0.05
$0.10
$0.15
$0.20
Q2 2018
Net
Income
Q2 2018
Operating Earnings
(non-GAAP)*
Q2 2019
Net
Loss
Q2 2019
Operating Earnings
(non-GAAP)*
ZECs  0.05
Capacity  (0.01)
Re-contracting &
Market  (0.03)
Volume  0.01
Gas Operations
(0.02)
Depreciation
(0.02)
Interest Expense
(0.02)
Taxes & Other  0.01
*See Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

7,366
7,144
1,403
1,187
3,578
4,804
0
2,500
5,000
7,500
10,000
12,500
15,000
2018
2019
Quarter ended
June 30
2018
2019
Combined
Cycle**
46.3%
46.2%
Coal
PA
80.8%
70.8%
CT
5.0%
0.0%
Nuclear
86.4%
84.4%
PSEG Power –
Q2 Generation Measures
Total Nuclear
Total Coal
Natural Gas & Oil
*Excludes solar, Kalaeloa and pumped storage.
**Excludes peaking and steam generation.
***Includes Oil Fuel Costs of $1 million each in 2018 and 2019.
PSEG Power –
Generation (GWh)*
12,347
13,135
PSEG Power –
Capacity Factors (%)*
Quarter ended
June 30
($ millions)
2018
2019
Gas***
$    68
$   93
Coal
33
23
Total Fossil
101
116
Nuclear
45
42
Total Fuel
Cost
$  146
$  158
Total
Generation
(GWh)*
12,347
13,135
$ / MWh
11.82
12.03
PSEG Power –
Fuel Costs*

15,754
15,360
2,942
2,618
6,380
9,252
0
5,000
10,000
15,000
20,000
25,000
30,000
2018
2019
Six Months
ended June 30
2018
2019
Combined
Cycle**
42.0%
44.9%
Coal
PA
81.1%
76.4%
CT
13.7%
3.7%
Nuclear
92.9%
91.1%
PSEG Power –
First Half Generation Measures
Total Nuclear
Total Coal
Natural Gas & Oil
*Excludes solar, Kalaeloa and pumped storage.
**Excludes peaking and steam generation.
***Includes Oil Fuel Costs of $26 million and $4 million in 2018 and 2019, respectively.
PSEG Power –
Generation (GWh)*
25,076
27,230
PSEG Power –
Capacity Factors (%)*
Six Months
ended June 30
($ millions)
2018
2019
Gas***
$    183
$   250
Coal
76
55
Total Fossil
259
305
Nuclear
95
89
Total Fuel
Cost
$  354
$  394
Total
Generation
(GWh)*
25,076
27,230
$ / MWh
14.12
14.47
PSEG Power –
Fuel Costs*

PSEG Power –
Gross Margin Performance
ZEC revenues began mid-April
Capacity prices decreased on June 1: Average price now $116 MW/day in PJM and $231 MW/day in ISO-NE through May 31, 2020; Bridgeport Harbor 5 capacity locked in at $231 MW/day* for 7 years
Re-contracting at lower market price
Higher generation volumes from three new CCGT units
Lower realized spark spreads
Regional Performance
Region
Q2 Gross
Margin ($M)
Q2 2019 Performance
PJM
$393
ZEC revenues and higher volume
from new CCGT generation partially
offset by re-contracting at lower
market prices and lower spark
spreads
New
England
$29
Higher volume from new CCGT
generation partially offset by lower
market prices
New York
$14
Lower prices and demand
PSEG Power Gross Margin ($/MWh)
$36
$34
$33
$0
$10
$20
$30
$40
$50
2017
2018
2019
Quarter ended June 30
*PSEG
Power’s
cleared
capacity
auction
price
includes
escalations
over
the
7-year
period
based
on
the
Handy-Whitman
Index.

$-
$50
$100
$150
$200
$250
2018
2019E
2020E
2021E
RPM auctions include 100% Capacity Performance
and will be informed by changes in:
PJM’s RPM Auction Results*
Delivery Year
2018/2019
2019/2020
2020/2021
2021/2022
PSEG Power’s
Average
Prices ($/MW-day)
$205
$116
$179
$182
RTO Prices
($/MW-day)
$165/$150
(CP/Base)
$100/$80
(CP/Base)
$77
(CP)
$140
(CP)
PSEG Power’s
Cleared
Capacity (MW)
9,200
8,500
7,300
6,900
PJM Capacity Market Summary
PJM Capacity Revenue
PJM Calendar Weighted Average Price
PSEG
Power
RTO
•
Net CONE
•
PJM Parameters
•
Load Forecasts
•
Demand Response Rules
•
Environmental Regulations
•
FERC Market Reforms
24
$-
$100
$200
$300
$400
$500
$600
$700
$-
$50
$100
$150
$200
$250
2018
2019E
2020E
2021E
Revenue ($M) [Right Axis]
Calendar weighted avg price ($/MW-day)
PJM to postpone the 2022/2023 capacity auction pending
a final FERC order on capacity market rule changes
*PSEG Power’s Average Prices and Cleared Capacity (MW) reflect Base and Incremental auctions. Delivery years run from June 1 to May 31 of the next calendar year.
Keystone and Conemaugh assets held for sale have been excluded from Q4 2019 and beyond.  E=Estimate.

Hedging Update
Contracted Energy*
*Hedge
percentages
as
of
June
28,
2019
and
reflects
revenues
of
full
requirement
load
deals
based
on
contract
price
including
renewable
energy
credits,
ancillary and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
25
Jul -
Dec
2019
2020
2021
Base
Load
(Nuclear and Base Load Coal)
Volume TWh
16
31
31
%
Hedged
100%
100%
45-50%
Price $/MWh
$38
$38
$39
Intermediate, Combined Cycle,
Peaking
Volume TWh
14-16
21-23
21-23
%
Hedged
75-80%
25-30%
0%
Price $/MWh
$38
$38
$ -
Total
Volume TWh
30-32
52-54
52-54
%
Hedged
85-90%
65-70%
25-30%
Price $/MWh
$38
$38
$39
Keystone and Conemaugh
assets held for sale have been excluded from Q4 2019 and beyond

PSEG Power –
Q2 Highlights
Q2 total output up 6% on higher CCGT production with construction program completion
Nuclear fleet achieved average capacity factor of 84% in Q2 and 91% for first-half 2019
Nuclear fleet produced 7.1 TWh, down ~3% related to Salem 1 extended outage to replace reactor vessel bolts vs. Hope Creek refueling in Q2 2018; CCGT fleet produced 4.8 TWh of output; and Coal fleet produced 1.2 TWh
Operations
Financial
Announced
sale
of
Keystone
and
Conemaugh
interests
moves
PSEG
Power
closer
to
eliminating all coal by mid-2021, when Bridgeport Harbor 3 is scheduled to retire
Sale
of
Keystone
and
Conemaugh
interests
expected
to
lower
generating
volumes
by 1.2 TWh
in 2019 and by 5 TWh
each in 2020 and 2021
Lower
realized
spark
spreads
and
market
conditions
also
impacting
generating
volumes
in
2019, 2020 and 2021
PJM capacity market reforms remain pending before FERC; August capacity auction deferred
PSEG Power’s total debt as a percentage of capitalization was 32% at June 30
PSEG Power’s 2019 non-GAAP Operating Earnings guidance remains unchanged at $395 -
$460 million; non-GAAP Adjusted EBITDA guidance for 2019 remains unchanged at $1,030 -
$1,130 million

Regulatory and Market
Environment

PSEG

PSEG Financial Highlights
Re-affirming
2019
non-GAAP
Operating
Earnings
guidance
of
$3.15
-
$3.35
per
share
Business mix for 2019 guidance reflects approximately 75% of Operating Earnings from our regulated utility PSE&G
PSEG’s
5-year
capital
spending
forecast
of
$13
-
$15.5
billion,
with
over
90%
directed
at
PSE&G,
is
expected
to
produce
~
7.5%
-
8.5%
compound
annual
growth
in rate base over the planning period
ES II agreement in principle provides for multi-year, $842 million investment program
PSEG Power’s CCGT construction program concluded, increasing
Power’s free cash flow
Hope Creek and Salem 1 and Salem 2 awarded ZECs by NJBPU
Financial position remains strong:
Increased 2019 indicative annual common dividend by $0.08 to $1.88 per share
PSEG continues to be a net beneficiary from the Tax Act
Cash from PSEG Power and increasing cash from operations at PSE&G support dividend growth and fund capital spending program without the need to issue equity
Debt as a percentage of capitalization was 52% at June 30

PSE&G’s $12B -
$14.5B investment program focused on
reliability, resiliency, grid modernization and clean energy
CEF
PSE&G Capital Spending
Includes AFUDC. Hashed portion of the chart represents CEF filings.  CEF filings updated to reflect an agreement in principle to extend the matter into 2020. No change to total filing position. E = Estimate.
Over 90% of investment
receiving contemporaneous
or near-contemporaneous
regulatory treatment
29
0
500
1,000
1,500
2,000
2,500
3,000
3,500
2019E
2020E
2021E
2022E
2023E
Transmission
Electric Distribution
Gas Distribution
Clean Energy
2017-2021 Plan
2018-2022 Plan

7.5% -
8.5% -
Hashed portion of the chart represents CEF filings. CEF filings updated to reflect an agreement in principle to extend the matter into 2020. No change to total filing position.  E = Estimate. Chart excludes CWIP. Year-end 2018 CWIP balance was ~$1.2B.
CEF
PSE&G Year-End Rate Base
Investment program provides opportunity for
~
7.5%
-
8.5%
compound
annual
rate
base
growth
30
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
2018
2019E
2020E
2021E
2022E
2023E
Transmission
Electric Distribution
Gas Distribution
Clean Energy

PSEG 2019 Guidance -
By Subsidiary
$ millions (except EPS)
2019E
2018
PSE&G (Net Income)
$1,200 -
$1,230
$1,067
PSEG Power
$395 -
$460
$502
PSEG Enterprise/Other
$5 -
$10
$13
Operating Earnings (non-GAAP)*
$1,600 -
$1,700
$1,582
Operating EPS (non-GAAP)*
$3.15 -
$3.35
$3.12
Segment Operating Earnings Guidance and Prior Year Results
(non-GAAP, except as noted)*
$ millions
2019E
2018
PSEG Power
$1,030 -
$1,130
$1,059
PSEG Power Adjusted EBITDA (non-GAAP)*
Note:  PSEG Power guidance includes a partial year of ZECs
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Slide B for Items excluded from Net Income/(Loss) to reconcile to
Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP).  E = Estimate.

PSEG Liquidity as of June 30, 2019

Expiration
Total
Available
Company
Facility
Date
Facility
Usage
Liquidity
($ Millions)
PSE&G
5-year Credit Facility
Mar-23
$600
(A)
$206
$394
PSEG
Money
Pool
PSEG / PSEG Power
5-year Credit Facilities (PSEG)
Mar-23
$1,500
(B)
$188
$1,312
5-year Credit Facilities (PSEG Power)
Mar-23
$1,900
(C)
$40
$1,860
3-year LC Facilities (PSEG Power)
Sep-21
$200
$129
$71
Total Money Pool
$3,600
$357
$3,243
Total
$4,200
$563
$3,637
(A) PSE&G facility will be reduced by $4 million in March 2022.
$0
(B) PSEG facilities will be reduced by $9 million in March 2022.
PSE&G ST Investment
$0
(C) PSEG Power facilities will be reduced by $12 million in March 2022.
Total Liquidity Available
$3,637
PSEG Money Pool ST Investment

Reconciliation of Non-GAAP Operating Earnings
Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
A
(a)
Includes the financial impact from positions with forward delivery months.
(b)
Income tax effect calculated at the statutory rate except for lease related activity which is calculated at a combined leveraged lease effective tax rate and NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
2019
2018
2019
2018
2018
Net Income
153
$
269
$
853
$
827
$
1,438
$
(Gain) Loss on Nuclear Decommissioning Trust (NDT)
Fund
Related
Activity,
pre-tax
(PSEG
Power)
(41)
(9)
(168)
15
144
(Gain)
Loss
on
Mark-to-Market
(MTM),
pre-tax
(a)
(PSEG
Power)
(210)
67
(316)
(51)
117
Plant Retirements and Dispositions, pre-tax (PSEG Power)
395
(1)
395
3
(51)
Lease Related Activity, pre-tax (PSEG Enterprise/Other)
58
20
58
20
8
Income
Taxes
related
to
Operating
Earnings
(non-GAAP)
reconciling
items
(b)
(61)
(21)
19
3
(74)
Operating Earnings (non-GAAP)
294
$
325
$
841
$
817
$
1,582
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
507
507
507
507
507
Net Income
0.30
$
0.53
$
1.68
$
1.63
$
2.83
$
(Gain)
Loss
on
NDT
Fund
Related
Activity,
pre-tax
(PSEG
Power)
(0.08)
(0.01)
(0.33)
0.03
0.28
(Gain)
Loss
on
MTM,
pre-tax
(a)
(PSEG
Power)
(0.41)
0.13
(0.62)
(0.10)
0.23
Plant Retirements and Dispositions, pre-tax (PSEG Power)
0.78
-
0.78
0.01
(0.10)
Lease Related Activity, pre-tax (PSEG Enterprise/Other)
0.11
0.03
0.11
0.03
0.02
Income
Taxes
related
to
Operating
Earnings
(non-GAAP)
reconciling
items
(b)
(0.12)
(0.04)
0.04
0.01
(0.14)
Operating Earnings (non-GAAP)
0.58
$
0.64
$
1.66
$
1.61
$
3.12
$
Year Ended
June 30,
June 30,
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings (non-GAAP) Reconciliation
Reconciling Items
Three Months Ended
Six Months Ended
($ millions, Unaudited)
($ Per Share Impact -
Diluted, Unaudited)

Reconciliation of Non-GAAP Operating Earnings and
Non-GAAP Adjusted EBITDA
B
(a)
Includes the financial impact from positions with forward delivery months.
(b)
Income tax effect calculated at the statutory rate except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
(c)
Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.
(d)
Net of capitalized interest.
(a)
Income tax effect calculated at a combined leveraged lease effective tax rate.
2019
2018
2019
2018
2018
Net Income (Loss)
(40)
$
41
$
256
$
275
$
365
$
(Gain) Loss on NDT Fund Related Activity, pre-tax
(41)
(9)
(168)
15
144
(Gain) Loss on MTM, pre-tax
(a)
(210)
67
(316)
(51)
117
Plant Retirements and Dispositions, pre-tax (PSEG Power)
395
(1)
395
3
(51)
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(35)
(15)
45
9
(73)
Operating Earnings (non-GAAP)
69
$
83
$
212
$
251
$
502
$
Depreciation and Amortization, pre-tax
(c)
94
82
187
162
346
Interest Expense, pre-tax
(c) (d)
24
11
48
16
72
Income Taxes
(c)
24
34
68
93
139
Adjusted EBITDA (non-GAAP)
211
$
210
$
515
$
522
$
1,059
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
507
507
507
507
507
PSEG Power Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation
Three Months Ended
Six Months Ended
Reconciling Items
June 30,
June 30,
($ millions, Unaudited)
Year Ended
December 31,
2019
2018
2019
2018
2018
Net Income (Loss)
(34)
$
(3)
$
(33)
$
2
$
6
$
Lease Related Activity, pre-tax
58
20
58
20
8
Income
Taxes
related
to
Lease
related
activity
(a)
(26)
(6)
(26)
(6)
(1)
Operating Earnings (non-GAAP)
(2)
$
11
$
(1)
$
16
$
13
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
507
507
507
507
507
($ millions, Unaudited)
December 31,
PSEG Enterprise/Other Operating Earnings (non-GAAP) Reconciliation
Reconciling Items
Three Months Ended
Six Months Ended
June 30,
June 30,
Year Ended
Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss).